UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025
Biogen Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	BIIB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
On June 17, 2025, Biogen Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the Annual Meeting are as follows:

1.Stockholders elected eleven nominees to the Board of Directors to serve for a one-year term extending until the 2026 annual meeting of stockholders and their successors are duly elected and qualified, with the votes cast as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Caroline D. Dorsa	90,200,723	25,487,099	321,364	10,206,851
Maria C. Freire	96,061,538	19,660,536	287,112	10,206,851
William A. Hawkins	96,010,449	19,771,738	226,999	10,206,851
Susan K. Langer	96,160,359	19,623,542	225,285	10,206,851
Jesus B. Mantas	93,427,720	22,348,175	233,291	10,206,851
Lloyd Minor	114,975,935	692,399	340,852	10,206,851
Menelas Pangalos	114,986,403	695,239	327,544	10,206,851
Monish Patolawala	115,162,666	520,650	325,870	10,206,851
Eric K. Rowinsky	91,034,039	24,745,219	229,928	10,206,851
Stephen A. Sherwin	95,785,706	19,996,175	227,305	10,206,851
Christopher A. Viehbacher	114,893,329	883,866	231,991	10,206,851
2.Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,065,433	5,916,416	234,188	—

3.Stockholders approved the advisory vote on executive compensation, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,531,756	37,113,368	364,062	10,206,851

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits
The exhibits listed below are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Biogen Inc.
By: /s/ Wendell Taylor
Wendell Taylor
Secretary

Date: June 23, 2025